Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25.	Subsequent Events

In February 2016, the Company completed the disposal of Tangshan Yian.

In March 2016, the Company adopted a shareholder rights plan (the “Rights Plan”). Pursuant to the Rights Plan, subject to limited exceptions, upon (i) a person or group obtaining ownership of 15% or more of the Company’s common shares or (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Company’s common shares, in each case, without the approval of the Company’s board of directors, each Right will entitle the holders, other than the acquiring person, to buy, at an exercise price of $30.00, one one-thousandth of a share of the newly created series A junior participating preferred shares of the Company, or the Series A Preferred Shares.  Holders are entitled to receive, in lieu of each one one-thousandths of a Series A Preferred Share, common shares having a market value at that time of twice the Right’s exercise price. The Company’s board of directors is entitled to redeem the Rights at $0.001 per Right at any time before the Rights are exercisable. The Company refers to the person who acquired 15% or more of the outstanding common shares of the Company as the “acquiring person.”